Exhibit 99.3

EXECUTIVE SUMMARY

PRPM 2026-NQM2

By Clarifii LLC on April 10, 2026

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 1

CLARIFII CONTACT INFORMATION

Christine Aug	Jason Luttenberger
Vice President of Due Diligence	President and Chief Operating Officer
Phone: 813.735.4487	Phone: 917.742.7797
E-mail: Christine.Aug@Clarifii.com	E-mail: Jason.Luttenberger@Clarifii.com

OVERVIEW

Clarifii LLC (“Clarifii”) conducted an independent third-party pre-securitization due diligence review (the “Review”) of 136 loans (the “Loans”) and these loans were subsequently acquired by PRP-Annex VI AIV, LLC (the “Client”) for the PRPM 2026-NQM2 transaction. The loans referenced in this narrative report were reviewed 04/2025 through 03/2026 by Clarifii. This narrative report provides information about the scope of work performed by Clarifii, and the results of Clarifii’s review.

ORIGINATORS

Origination channels for the loans in this review:

Origination Channel	Loan Count	% of Pool	Original Balance
Retail	10	7.35%	$6,009,200.00
Correspondent Flow with Delegated UW	3	2.20%	$1,232,000.00
Correspondent Flow without Delegated UW	1	0.74%	$228,000.00
Wholesale	122	89.71%	$73,675,305.00
Total	136	100.00%	$81,144,505.00

The Review consisted of a population of 136 loans, with an aggregate principal balance of $81,144,505.00.

CLARIFII’S THIRD PARTY REVIEW (TPR) SCOPE OF WORK

The scope of work for this transaction consisted of credit, property valuation, and regulatory compliance reviews, plus a data integrity check, and were performed in accordance with rating agency loan level review standards in place as of the date of the review.

The Review was conducted consistent with the criteria for the specific Nationally Recognized Statistical Rating Organizations (NRSROs).

LOAN SAMPLING

The Client defined the sample size and requested Clarifii to perform a random sample of the Loans to be included in the Review. To Clarifii’s knowledge, the Review covered 100% of the transaction loan population.

Identity of NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 1, 2025
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 30, 2024

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 2

DATA INTEGRITY

Clarifii performed a data comparison review of the data fields provided by the Client on the loan tape to the data found in the Loan file as captured by Clarifii. This comparison, when specific data was available, included the following data fields and tolerance levels noted below.

Data Comparison Fields
Amortization Term
Amount of Other Lien
Application Date
ARM Initial Fixed Rate Period
ARM Subsequent Interest Rate Cap
ARM Subsequent Payment Change Frequency
Balloon Flag
Borrower 1 Any Outstanding Judgments?
Borrower 1 Any part of down payment borrowed?
Borrower 1 Bankruptcy in past 7 years?
Borrower 1 Birthdate
Borrower 1 Citizen
Borrower 1 Country Name
Borrower 1 Credit Report Date
Borrower 1 Do you intend to occupy property as primary residence?
Borrower 1 Email or Internet
Borrower 1 Ethnicity - I do not wish to provide this information
Borrower 1 Ethnicity - Not Hispanic or Latino
Borrower 1 Ethnicity Visual Observation or Surname
Borrower 1 First Name
Borrower 1 Foreclosure in past 7 years?
Borrower 1 FTHB
Borrower 1 Has there been ownership in a property in last 3 yrs
Borrower 1 How was title held?
Borrower 1 Last Name
Borrower 1 Marital Status
Borrower 1 Middle Name
Borrower 1 Originator Citizenship Designation
Borrower 1 Phone Number
Borrower 1 Qualifying Income
Borrower 1 Race - I do not wish to provide this information
Borrower 1 Race - White
Borrower 1 Rent or Own
Borrower 1 Sex - Female
Borrower 1 Sex - I do not wish to provide this information
Borrower 1 Sex Visual Observation or Surname

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 3

Borrower 1 SSN
Borrower 1 Telephone Interview
Borrower 1 Years in Current Home
Borrower 2 First Name
Borrower 2 Last Name
Borrower 2 Originator Citizenship Designation
Borrower 2 Qualifying Income
Borrower 2 SSN
Business Entity EIN
Business Purpose Flag
Calculated DSCR
Cash Disbursement Date
Cash out Include Debt Paid at Close
FHA Streamline/VA IRRL Indicator
First Change Minimum Amount
First Payment Date
HOA Flag
Index
Index Lookback Period
Index Rounding Factor
Initial Monthly P&I Or IO Payment
Interest Only Flag
Interest Only Term
Interest Rate
Investor Loan ID
Is the Condo Project warrantable
Lender Name
Lien Position
Loan Amount
Loan ID
Loan Origination Company
Loan Origination Company NMLS
Loan Program
Loan Purpose
Loan Type
Margin
Maturity Date
MIN No
Months Since Bankruptcy
Negative Amortization Flag
Note Date
Note Type
Number of Borrowers
Number of Mortgaged Properties

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 4

Number of Units
Occupancy
Origination Foreclosure Flag
Originator Doc Type
Originator QM Status
Payment Frequency
Prepayment Penalty Flag
Prepayment Penalty Total Term
Primary Appraised Property Value
Property Address
Property City
Property County
Property Rights
Property State
Property Type
Property Value
Property Zip Code
Qualifying Amortization Term
Qualifying CLTV
Qualifying FICO
Qualifying Housing Debt Income Ratio
Qualifying LTV
Qualifying Total Debt Income Ratio
Qualifying Total Housing Expense PITIA
Qualifying Total Reserves Number of Months
Refinance Type
Sales Price
Seller Loan ID
Term
Total Qualified Assets Available For Reserves
Total Qualifying Income
ULI
Verified Doc Type
Vested Business Entity Name

CREDIT UNDERWRITING

Clarifii reviewed each Loan file to determine the adherence to defined underwriting or credit extension guidelines, standards, criteria, or other requirements provided by Client, including, as applicable, Ability to Repay and Qualified Mortgage requirements. The Credit Qualification review consisted of the following:

•	Loan Attributes

To determine borrower program eligibility, Clarifii verified the following loan attributes and, where applicable, recalculated based on the information provided:

–	Assets and Reserves

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 5

–	Gross Income
–	Lien Position
–	Loan Purpose
–	Housing History
–	Loan to Value Ratio (LTV) and Combined Loan to Value Ratio (CLTV)
–	Monthly Debt
–	Occupancy
–	Property Type
–	Qualifying principal, interest, tax, insurance, and association dues (PITIA)
–	Debt to Income Ratio (DTI)
–	Residual Income
–	Debt Service Coverage Ratio (DSCR)

•	Credit Application

Clarifii verified the following items per the Uniform Residential Loan Application Form 1003 (1003):

–	All known borrower-owned properties are disclosed on the Real Estate Owned (REO) Section 2
–	Borrower(s) employment history
–	Citizenship and eligibility
–	First time home buyer status
–	The application was signed by all borrowers
–	The application was substantially complete

•	Credit History

Clarifii verified the following items:

–	A credit report or alternative credit history as applicable to loan type is present for each borrower
–	Bankruptcy and foreclosure seasoning
–	Captured the monthly consumer debt payments for use in the applicable DTI calculation
–	Installment and revolving payment history
–	Mortgage/Rental payment history
–	Verified and reviewed Real Estate Owned, Office of Foreign Assets Control (OFAC) search, and Fraud Alerts
–	Number of tradelines
–	Credit Score(s) and Qualifying Score Methodology

•	Employment and Income

When applicable, Clarifii determined whether all supporting documentation as required by the guidelines and Ability to Repay/Qualified Mortgage Rule (ATR/QM) were complete and accurate. The documentation was used to verify whether the income used to qualify the loan was calculated in accordance with the guidelines.  Documentation verified employment and income were deemed acceptable if it was a third-party document as required by the guidelines and ATR when applicable and may include:

–	Tax returns

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 6

–	Financial statements
–	Paystubs
–	IRS Form W-2s
–	IRS Form 1099
–	IRS documents
–	Bank statements
–	Lease agreements
–	Award letters
–	Other documentation in loan file

•	Fraud Review

For all Loans, Clarifii utilized the results from an independent, third-party fraud tool as well as information in the loan file to identify and address any potential misrepresentations including:

–	Borrower identity
▪	Social Security inconsistencies
▪	Borrower name variations
–	Occupancy
▪	Borrower address history
▪	Subject property ownership history
–	Employment
–	Licensing verification with the Nationwide Multistate Licensing System & Registry (NMLS):
▪	Mortgage lender/originator
▪	Loan officer
–	OFAC

•	Asset Review

Clarifii assessed whether the asset documentation required by the guidelines and ATR, when applicable, was present in the Loan file and within required timeframe.  Documentation used to verify assets for down payment, closing costs, prepaid items and reserves may have included:

–	Verification of deposits (VOD)
–	Depository account statements
–	Stock or security account statements
–	Gift funds
–	Settlements statements
–	Other evidence of conveyance and transfer of funds if a sale of assets was involved
–	Other documentation in loan file
–	Asset documents were reviewed to determine any large deposits and appropriate sourcing of funds

•	Property Insurance and Taxes

Clarifii confirmed the presence of the insurance and tax information for the following:

–	Confirmed that the flood certification is for the correct borrower, property, lender, and loan number and is a “Life of Loan” certification
–	Confirmed that the mortgagee clause lists the lender’s name and “its successors and assigns”
–	Confirmed that the premium amount on both the hazard and flood insurance match figures from the DTI calculations

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 7

–	For condominium properties, confirmed that the blanket policy meets the minimum amount of coverage in the guidelines
–	For properties in a flood zone, per the flood certification, confirmed that flood insurance meets guideline requirements in the file and met the minimum required amount of coverage in the guidelines
–	Reviewed Tax Certificate to verify and compare monthly escrows used to calculate DTI matches and taxes are current
–	Verified that the hazard insurance meets the minimum required amount of coverage in the guidelines

•	Debt Service Coverage Ratio (DSCR)
–	Calculated DSCR, as required by guidelines
–	Confirmed documentation requirements have been met
–	Summed principal and interest or interest payment, along with taxes, insurance and HOA payments to arrive at monthly property expense. This summed amount is used as the denominator to the monthly lease or estimated lease income, as required by guidelines

DOCUMENT REVIEW

Clarifii reviewed each Loan file and verified if the following documents were included in the file and if the data on these documents was consistent (where applicable):

•	Initial and Final 1003 Application
•	Note
•	Mortgage/Deed of Trust
•	Appraisal
•	Sales Contract
•	Title Commitment/Policy
•	Junior Lien/Subordination Agreement
•	Mortgage Insurance
•	Underwriting Approval Documentation inclusive, but not limited to documents listed in the Credit Review section
•	Flood Certification
•	Initial and Final Loan Estimate (LE)
•	Initial and Final and Closing Disclosure (CD)
•	Post-Consummation Closing Disclosure (PCCD), as applicable

COMPLIANCE REVIEW

Clarifii reviewed each Loan file, when applicable, and verified that it was consummated in compliance with the applicable federal, state, and local anti-predatory lending statutes in effect at the time of origination of the mortgage loan. Compliance verification and validation that each mortgage loan met the relevant provisions of:

Anti-Predatory Lending Requirements, that are imposed by federal, state and/or local statutory, regulatory, or authoritative determinations (e.g., state constitutional provisions, ordinances, interpretations, judicial determinations, etc.) that impose civil or criminal liability upon the Assignee or may cause significant loss severity to the value of the Loan, including the Home Ownership and Equity Protection Act (HOEPA) and any state and local high-cost home loan laws.  Assignee shall have the meaning as defined in the Truth in Lending Act (TILA).

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 8

Truth in Lending Act (TILA), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026

Real Estate Settlement Procedures Act (RESPA), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024

Equal Credit Opportunity Act (ECOA), 15 U.S.C. §1691, as implemented by Regulation B, 12 C.F.R. §1001.1(b)

•	Compliance Documentation Requirements

Clarifii reviewed the following documents as they related to regulatory compliance:

–	Initial and final application (1003)
–	Note, including all addendums
–	Copy of note for any junior liens (if applicable)
–	Mortgage / Deed of Trust, including all riders
–	Initial, Interim, and Final Loan Estimates (LE)
–	Initial CD (i.e., the CD required to be received by the borrower(s) at least 3 business days prior to consummation) and re-disclosed CDs (as applicable and permitted by TILA/Regulation Z)
–	Notice of Right to Cancel (when applicable)
–	Rate Lock Date
–	HOEPA Disclosures (when applicable)
–	Initial Escrow Account Disclosure

•	Anti-Predatory Lending (Assignee Liability)

Loans were reviewed for violations of federal, state & local high cost, higher-priced and/or consumer finance laws and regulations that carry Assignee Liability, including those defined below. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition was reported.

•	Compliance Testing of Truth-in-Lending Act (TILA)/Regulation Z Elements

Clarifii reverified and retested, when applicable, the following TILA and Regulation Z elements:

–	TILA/RESPA Integrated Disclosure Testing (TRID)

Reviewed and compared LEs and CDs with a report outlining any TILA violations, including a recalculation of disclosed finance charges, principal and interest calculations, proper completion of the Projected Payments table, total of payments, finance charges, amount financed, recalculation of disclosed APR and a review to determine if disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes. Testing was conducted to fulfill the elements Structured Finance Association (SFA) TRID Compliance Review Scope (“TRID Grid 3.0” v.12/05/2019).

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 9

–	Right of Rescission

Reviewed the TILA Right of Rescission, Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensured proper execution of the Notice of Right to Cancel by all required parties, verified the disbursement date and determined if a full three (3) day rescission period was provided to the borrower(s). The appropriate Model Form was tested according to applicable U.S. Court of Appeals, Circuit Court rulings.

–	Qualified Mortgage and Ability to Repay

Reviewed to ensure the mortgage loan meets the applicable Qualified Mortgage (“QM”) and Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43.

–	Real Estate Settlement Procedures Act (RESPA)/Regulation X

Reviewed to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the mortgage loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counselling Organizations).

–	Equal Credit Opportunity Act (ECOA)/Regulation B

Confirmed compliance with the January 18, 2014, requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals was met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

–	Fair Credit Reporting Act (FRCA)/Regulation V

Confirmed compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

–	Miscellaneous Compliance Testing
▪	Mandatory Arbitration – Clarifii reported mandatory arbitration provisions present in the loan file.
▪	Single Premium Credit Insurance – Clarifii reported single premium credit insurance policies or debt cancellation agreements present in the loan file.
▪	State prepayment and late charge restrictions – Clarifii reported instances where a prepayment penalty that exceeds the state permitted penalty has expired.

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 10

•	State and Local Anti-Predatory Requirements

The following is an itemization of the current and historical state and local anti-predatory lending requirements, considered customary in secondary market due diligence compliance testing and reviewed by Clarifii:

–	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
–	California Anti-Predatory Lending (“Covered Loan”, Cal. Fin. Code § 4970 et seq.
–	California Higher-Priced Mortgage Loan (“CA HPML”), Cal. Fin. Code §4995 et seq.
–	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq.
–	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).
–	Connecticut Nonprime Home Loans, Conn. Gen. Stat. §§ 36a-760 et seq. (2008-2009) and (2009-Current)
–	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.
–	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq. (2002 – 2014).
–	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).
–	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq. (2003).
–	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq. (Repealed)
–	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003), Ill. Comp. Stat. tit. 815 §§ 137/1 et seq. (2004).
–	Illinois Predatory Lending Database Program, Public Act 95-0691 (SB 1167).
–	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
–	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
–	Indiana Home Loan Practices Act, as amended by HB 1179 (2005) Ind. Code § 24-9-1 et seq.
–	Kansas Consumer Credit Code, Section 16a-3-308a, Kan. Stat. Ann. § 16a-1-101 et seq. 16.
–	Kentucky Anti-Predatory Lending Statute, as amended by Kentucky House Bill 552 (2008), Ky. Rev. Stat. § 360.100 et seq.
–	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007), 2125 (2008) and 1439 (2009), and regulation Z-3.
–	Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).
–	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law, Md. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; Md. Code Regs. §§ 09.03.06.01 et seq.
–	Massachusetts High-Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183I.
–	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
–	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 11

–	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 Mass. Code Regs. §§ 32.00 et seq.
–	Massachusetts Subprime ARMs to First Time Homebuyers, M.G.L. Chapter 184, §17B.5.
–	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
–	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
–	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.
–	Nevada Anti-Predatory Lending Law, AB No. 284 (2003), as amended by AB 4 (2007), Nev. Rev. Stat. § 598D.010 et seq.
–	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.
–	New Mexico Home Loan Protection Act, SB 449 (2003) and as amended by SB 342 (2009), N.M. Stat. Ann. § 58-21A-1 et seq.
–	New York High-Cost Home Loan Regulations (1A – Original Part 41), 3 NYCCR Part 41 (2001).
–	New York High-Cost Home Loan Act (1B - § 6-l), N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).
–	New York Subprime Home Loans, NY Bank. Law § 6-m.
–	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1I(a); 24-10.2(a) as amended.
–	Ohio Anti-Predatory Lending Statute, HB 386, as amended by S.B. 185 (2006), Ohio Rev. Code Ann. § 1.63.
–	Ohio Consumer Sales Practices Act, Ohio Rev. Code Ann. § 1345.01, as implemented by Ohio Admin. Rules § 109 4-3-01 et seq.
–	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
–	Summit County, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 2004-618, Muni. Code §§ 201.01 et seq.
–	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
–	Oklahoma Higher-Priced Mortgage Loans Law, Okla. Admin. Code §§ 160:45-9-1 et seq.
–	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
–	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
–	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., as implemented by Emergency Banking Regulation 3 (2006) and Final Banking Regulation 3 (2007) and amended by Senate Bill 371 (2007).
–	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
–	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq.
–	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.
–	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
–	The disclosure requirements and prohibitions of Section 50(a)(6) and 50(f)(2) of Article XVI of the Texas Constitution
–	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.
–	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
–	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
–	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 12

–	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
–	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
–	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.
–	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.
–	Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

•	Business Purpose Loan Compliance Review
–	Non-Owner Occupied Declaration Disclosure
a.	Verify reflects correct address
b.	Verify application address is different from subject property
c.	Verify executed by all borrowers
–	Review Note accuracy and properly executed
–	Review Mortgage and applicable riders for accuracy and properly executed
–	Occupancy Letter (must state that borrower(s) will not reside in the property
–	HMDA section (Information for Government Monitoring Purposes) of the application (initial and/or final)
–	If property is in a flood zone, Flood Notice must be provided prior to closing
–	Right to Receive Copy of Appraisal or Appraisal Waiver Disclosure
–	Letter of Explanation detailing the use of proceeds.
–	Borrower’s statement of purpose for the loan.
–	State License requirements when applicable
–	State Predatory lending and high cost when applicable

QUALIFIED MORTGAGE (QM)

With respect to QM (Safe Harbor and Rebuttable Presumption) designated loans, Clarifii reviewed the loan to determine whether, based on available information in the loan file, (i) the loan contained risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceeded the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeded 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review included a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable Agency, as permitted under the QM final rule, Clarifii reviewed the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviewed the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Clarifii then determined whether the loan was a Safe Harbor QM or Rebuttable Presumption QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 13

ABILITY TO REPAY (ATR)

Clarifii reviewed the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focused on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – Agency eligible (QM – Temporary), Clarifii did not review for compliance with the requirements of Appendix Q or General Ability to Repay.

Clarifii reviewed loans to determine their conformity with the ATR/QM factors above, and did not render an independent assessment or opinion, warranty or represent that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR, or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative, or judicial authorities (Authorities). Clarifii does not represent or warrant that the factors for which it has reviewed that the loans constitute all the factors and/or criteria that Authorities may consider in determining the status of a loan.

Clarifii’s review was based on information contained in the loan file at the time it was provided for review.

All loans in the population reviewed by Clarifii were investment properties and were found to not be ATR/QM applicable.

VALUATION REVIEW

Clarifii reviewed all appraisals and alternative value tools used to qualify the Loan for reasonableness of estimated value, comparable sales, completeness of data and eligibility of the appraiser, compared to underwriting guidelines, variances, and tolerances.  Clarifii determined that the appraised value appeared to be supported, based on the valuation provided by the Independent Third-party Review.

•	Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act (FIRREA)
Clarifii checked for the presence of the appraiser’s license and reviewed for the presence of any red flags related to the mortgaged property that may have posed a risk to the property or occupants.

•	Uniform Standards of Professional Appraisal Practice (USPAP) Clarifii confirmed the appraiser’s certification is present and executed within the original appraisal.

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 14

INDEPENDENT THIRD-PARTY VALUES

Clarifii applied a cascade methodology to the population to determine if the original appraisal value was reasonably supported when compared to an independent third-party valuation product.

Valuation Reconciliation Process:

•	If the AVM (Automated Valuation Model) supported the origination appraised value within -10% variance, no additional products were required.
•	If the Desk Review supported the origination appraised value within a -10% variance, no additional products were required.
•	In the event the Desk Review process yielded material exceptions or had a value exceeding a negative ten percent (-10%) variance, a field review was ordered to further establish the supported value, unless guidelines allowed for the use of the lower Desk Review value for purpose of LTV/CLTV/HCLTV.

Uniform Collateral Data Portal (UCDP) Risk Score:

•	For loans with a Fannie Mae Collateral Underwriter Score (CU), if an CU Score was available and the CU Score was greater than 2.5, a Desk Review was either reviewed in the loan file or ordered by Clarifii. If the CU Score was less than or equal to 2.5, a Desk Review was not obtained/required based on market acceptance of UCDP Risk Score.

VALUATION RESULTS SUMMARY

The two tables below summarize the loans that contained independent third-party valuation product as well as loans with acceptable UCDP Risk Scores:

Valuation Product	# of Files – No Hit	# of Files > -10% Variance to OA or Confidence < 80%	Number of Files within -10% of OA or Acceptable UCDP Risk Score
AVM	0	0	18
BPO	0	0	0
LCA or CU Score <=2.5	0	0	64
Desk Review	0	0	47
Field Review	0	0	1
Second Full Appraisal	0	0	6

DUE DILIGENCE GRADING CRITERIA

Upon completion of the loan file due diligence review, Clarifii assigned comprehensive grading that considers critical factors based on the specific review completed, in addition to product, client, and rating agency requirements.

The National Recognized Statistical Rating Organizations (NRSRO) criteria referenced for this report and utilized for grading descriptions is based upon the NRSRO listed in the Asset-Backed Securities Form ABS Due Diligence-15E.

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 15

Final Event Grade

A	Loan meets Credit, Compliance, and Valuation Guidelines.
B	The loan materially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and materially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grade

A	The loan meets the published guidelines without any exceptions. The employment, income, assets, and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan materially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets, and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not materially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets, or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Valuation Event Grade

A	The value is supported within 10% of the original appraisal by supporting documents (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used Government-Sponsored Enterprise (GSE) approved forms.
B	The value is not supported within 10% of the original appraisal by supporting documents and there are no other valuation support documents provided. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 16

Compliance Event Grade

A	The loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are missing, or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

CLARIFII DUE DILIGENCE RESULTS

Below are the final overall loan grades for this review, as well as the credit, property valuation, and regulatory compliance component review grades.

Final Overall Loan Grade Results

Overall Review Results
Overall	Loan Count	% of Sample
A	109	80.15%
B	27	19.85%
C	0	0.00%
D	0	0.00%
Total	136	100.00%

The overall grade summary reflects the combination of the credit, property valuation and regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Final Credit Component Grade Results

Final Credit Grade Summary
Credit	Loan Count	% of Sample
A	117	86.03%
B	19	13.97%
C	0	0.00%
D	0	0.00%
Total	136	100.00%

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 17

Final Property Valuation Grade Results

Final Property Grade Summary
Property	Loan Count	% of Sample
A	136	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	136	100.00%

Final Regulatory Compliance Grade Results

Final Compliance Grade Summary
Compliance	Loan Count	% of Sample
A	128	94.12%
B	8	5.88%
C	0	0.00%
D	0	0.00%
Total	136	100.00%

ADDITIONAL LOAN SUMMARY DETAILS

Amortization Type

Amortization Type	Loan Count	% of Pool	Original Balance
ARM	1	0.74%	$1,137,500.00
Fixed	135	99.26%	$80,007,005.00
Total	136	100.00%	$81,144,505.00

Occupancy

Occupancy	Loan Count	% of Pool	Original Balance
Primary Residence	63	46.32%	$41,494,142.00
Second Home	2	1.47%	$2,477,750.00
Investment	71	52.21%	$37,172,613.00
Total	136	100.00%	$81,144,505.00

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 18

Loan Purpose

Loan Purpose	Loan Count	% of Pool	Original Balance
Refinance	66	48.53%	$41,220,713.00
Purchase	70	51.47%	$39,923,792.00
Total	136	100.00%	$81,144,505.00

Lien Position

Lien Position	Loan Count	% of Pool	Original Balance
1	136	100.00%	$81,144,505.00
Total	136	100.00%	$81,144,505.00

Original Term

Original Term	Loan Count	% of Pool	Original Balance
480	5	3.68%	$3,376,938.00
360	131	96.32%	$77,767,567.00
Total	136	100.00%	$81,144,505.00

DATA COMPARE RESULTS

Clarifii provided Client with a copy of the Loan Level Data Compare Report which shows the differences between the data received by the sellers versus the data captured by Clarifii during the loan review.

Summary of Data Compare Results

Data Comparison Fields	Loans With Discrepancy	Total Times Compared	Accuracy %
Amortization Term	0	18	100.00%
Amount of Other Lien	0	2	100.00%
Application Date	1	18	94.44%
ARM Initial Fixed Rate Period	0	1	100.00%
ARM Subsequent Interest Rate Cap	1	1	0.00%
ARM Subsequent Payment Change Frequency	0	1	100.00%
Balloon Flag	0	18	100.00%
Borrower 1 Any Outstanding Judgments?	0	2	100.00%
Borrower 1 Any part of down payment borrowed?	0	1	100.00%
Borrower 1 Bankruptcy in past 7 years?	0	103	100.00%
Borrower 1 Birthdate	0	18	100.00%
Borrower 1 Citizen	0	2	100.00%
Borrower 1 Country Name	1	2	50.00%
Borrower 1 Credit Report Date	5	99	94.95%
Borrower 1 Do you intend to occupy property as primary residence?	0	1	100.00%
Borrower 1 Email or Internet	0	16	100.00%
Borrower 1 Ethnicity - I do not wish to provide this information	0	2	100.00%
Borrower 1 Ethnicity - Not Hispanic or Latino	0	1	100.00%

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 19

Borrower 1 Ethnicity Visual Observation or Surname	0	2	100.00%
Borrower 1 First Name	0	135	100.00%
Borrower 1 Foreclosure in past 7 years?	0	2	100.00%
Borrower 1 FTHB	1	101	99.01%
Borrower 1 Has there been ownership in a property in last 3 yrs	1	1	0.00%
Borrower 1 How was title held?	0	1	100.00%
Borrower 1 Last Name	3	135	97.78%
Borrower 1 Marital Status	0	1	100.00%
Borrower 1 Middle Name	0	2	100.00%
Borrower 1 Originator Citizenship Designation	0	16	100.00%
Borrower 1 Phone Number	0	16	100.00%
Borrower 1 Qualifying Income	3	61	95.08%
Borrower 1 Race - I do not wish to provide this information	0	2	100.00%
Borrower 1 Race - White	0	1	100.00%
Borrower 1 Rent or Own	0	2	100.00%
Borrower 1 Sex - Female	0	1	100.00%
Borrower 1 Sex - I do not wish to provide this information	0	2	100.00%
Borrower 1 Sex Visual Observation or Surname	0	1	100.00%
Borrower 1 SSN	0	32	100.00%
Borrower 1 Telephone Interview	0	1	100.00%
Borrower 1 Years in Current Home	0	1	100.00%
Borrower 2 First Name	0	14	100.00%
Borrower 2 Last Name	0	14	100.00%
Borrower 2 Originator Citizenship Designation	0	1	100.00%
Borrower 2 Qualifying Income	0	5	100.00%
Borrower 2 SSN	0	1	100.00%
Business Entity EIN	0	1	100.00%
Business Purpose Flag	0	2	100.00%
Calculated DSCR	9	68	86.76%
Cash Disbursement Date	23	130	82.31%
Cash out Include Debt Paid at Close	5	11	54.55%
FHA Streamline/VA IRRL Indicator	0	2	100.00%
First Change Minimum Amount	0	2	100.00%
First Payment Date	0	133	100.00%
HOA Flag	0	16	100.00%
Index	0	1	100.00%
Index Lookback Period	0	1	100.00%
Index Rounding Factor	0	1	100.00%
Initial Monthly P&I Or IO Payment	0	131	100.00%
Interest Only Flag	0	33	100.00%
Interest Only Term	0	12	100.00%
Interest Rate	0	135	100.00%

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 20

Investor Loan ID	0	136	100.00%
Is the Condo Project warrantable	1	2	50.00%
Lender Name	0	2	100.00%
Lien Position	0	33	100.00%
Loan Amount	0	119	100.00%
Loan ID	0	136	100.00%
Loan Origination Company	0	2	100.00%
Loan Origination Company NMLS	0	2	100.00%
Loan Program	1	116	99.14%
Loan Purpose	0	134	100.00%
Loan Type	2	2	0.00%
Margin	0	1	100.00%
Maturity Date	0	133	100.00%
MIN No	0	118	100.00%
Months Since Bankruptcy	1	1	0.00%
Negative Amortization Flag	0	2	100.00%
Note Date	12	118	89.83%
Note Type	0	16	100.00%
Number of Borrowers	0	2	100.00%
Number of Mortgaged Properties	1	2	50.00%
Number of Units	0	133	100.00%
Occupancy	0	134	100.00%
Origination Foreclosure Flag	0	98	100.00%
Originator Doc Type	0	14	100.00%
Originator QM Status	11	98	88.78%
Payment Frequency	0	101	100.00%
Prepayment Penalty Flag	0	53	100.00%
Prepayment Penalty Total Term	0	72	100.00%
Primary Appraised Property Value	2	132	98.48%
Property Address	0	135	100.00%
Property City	0	135	100.00%
Property County	0	119	100.00%
Property Rights	0	1	100.00%
Property State	0	135	100.00%
Property Type	8	132	93.94%
Property Value	1	2	50.00%
Property Zip Code	0	135	100.00%
Qualifying Amortization Term	1	14	92.86%
Qualifying CLTV	0	31	100.00%
Qualifying FICO	1	130	99.23%
Qualifying Housing Debt Income Ratio	0	14	100.00%
Qualifying LTV	0	132	100.00%
Qualifying Total Debt Income Ratio	13	91	85.71%
Qualifying Total Housing Expense PITIA	4	14	71.43%

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 21

Qualifying Total Reserves Number of Months	57	115	50.43%
Refinance Type	0	1	100.00%
Sales Price	0	71	100.00%
Seller Loan ID	0	96	100.00%
Term	0	103	100.00%
Total Qualified Assets Available For Reserves	23	67	65.67%
Total Qualifying Income	3	60	95.00%
ULI	1	18	94.44%
Verified Doc Type	0	1	100.00%
Vested Business Entity Name	0	1	100.00%

CLARIFII THIRD PARTY REPORTS DELIVERED

 Clarifii furnished the following reports on this transaction:

1.	Narrative Report/Executive Summary
2.	Attestation Forms
3.	ASF Report
4.	Rating Agency Grade Detail and Summary Report
5.	Data Compare Report
6.	Valuations Report
7.	Rating Agency ATR or QM Report
8.	Supplemental Data Extract
9.	Business Purpose Supplement Extract Report

Disclaimer

Clarifii LLC (“the Company”) performs due diligence reviews for Residential Mortgage-Backed Securities, as well as, assets, collateral, counterparty operations, and similar diligence reviews in the consumer finance industry.  In issuing reports and maintaining the ratings provided for herein, the Company relies on factual information it receives from issuers, underwriters, and from other sources which the Company reasonably believes to be credible.  The Company conducts reasonable investigation of the factual information relied upon by it in accordance with its ratings methodology.  The Company also makes reasonably good faith attempts to verify the information from independent sources (to the extent such sources are available).

Please be advised that Clarifii has not determined whether the Loans comply with federal, state, or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clarifii’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk. Clarifii’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements. The findings reached by Clarifii are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties. Please be further advised that Clarifii and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clarifii do not constitute legal advice or opinions.

Ratings, analysis, reports, and other opinions (referred to collectively as “Reports”) issued by the Company are provided “as is” and without representation or warranty of any kind.  The Company hereby disclaims any representation or warranty (whether express or implied) as to accuracy, completeness, merchantability, or fitness for a particular purpose.  Reports are not a recommendation to buy, sell, or retain any security.  All reports are deemed jointly prepared, and no individual shall be exclusively deemed the “author” of any Report.  Individuals identified in a Report were involved in, but are not solely responsible for, the contents of any Report.

Unless expressly stated otherwise, Reports do not assess any risk other than credit risk.  In particular, any rating or grading in a Report does not take into consideration the risk of any security (or any portion thereof) due to changes in market conditions.

The Company does not provide investment, legal, or tax advice, and the Reports may not be construed as such.  Reports are issued for the benefit of the entity requesting the Report, only, and may not be used by third parties without the express written consent of the Company and the requesting party.  Reports are based on available information and current regulations as of the date of the Report, and the Company disclaims any obligation to update Reports due to a change of fact of regulation which occurs after the date of issuance.

© 2026 Clarifii LLC. All rights reserved.

PRPM 2026-NQM2 Due Diligence Narrative Report – PagE | 22